HEALTH RISK MANAGEMENT, INC.
               AMENDED AND RESTATED 1992 LONG-TERM INCENTIVE PLAN


                            ARTICLE I - INTRODUCTION

1.01 History. On September 14, 1992, the Board adopted the Health Risk Management, Inc. 1992 Long-Term Incentive Plan, which the shareholders of the Company approved on November 19, 1992, and which has been amended from time to time.

1.02 Purpose. The primary purpose of the Amended and Restated 1992 Long-Term Incentive Plan (the Plan) is to advance the interests of Health Risk Management, Inc. and its stockholders by affording
          officers  and  other  key  employees  of  the   Corporation   and  its
          Subsidiaries, upon whose judgment, initiative and efforts the Corporation and its Subsidiaries largely depend for the successful conduct of their business, a proprietary interest in the growth and performance of the Corporation.


                            ARTICLE II - DEFINITIONS


2.01      "Affiliate" means a Parent or Subsidiary of the Corporation.

2.02 "Award" means the grant of any form of Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, or any number of Performance Units, whether granted singly, in combination or in tandem, to a Plan Participant pursuant to the Plan on such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

2.03 "Award Agreement" means the agreement executed by the Corporation or its Subsidiary and a Participant that sets forth the terms, conditions and limitations applicable to the Award.

2.04 "Board" means, at any particular time, the then duly elected and acting directors of the Corporation.

2.05 "Committee" means the Compensation Committee of the Board (or any successor to such Committee), which shall consist solely of two or more directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a `Non-Employee Director,' as such term is defined in Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended from time to time.

2.06      "Corporation"   means  Health  Risk  Management,   Inc.,  a  Minnesota
          corporation, and any successor in interest by way of consolidation, operation of law, merger or otherwise.

2.07 "Date of Grant" means the date an Award is approved by resolution of the Committee, or such later date as may be specified in such resolution; provided, however, that for Nonqualified Stock Options granted to Outside Directors pursuant to Article VIII, the "Date of Grant" shall be the date specified in Section 8.01.


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2.08      "Effective Date" means the date the Plan is adopted by the Board under
          Section 14.01 of Article XIV of the Plan.

2.09 "Eligible Employee" means those key employees and officers of the Corporation or a Subsidiary upon whose judgment, initiative and efforts the Corporation and its Subsidiaries largely depend for the successful conduct of their business.

2.10 "Fair Market Value" means, with respect to shares of Stock on any applicable date:

                    (a) If the Stock is reported in the national market system or is listed upon an established exchange or exchanges, the closing price of such Stock in such national market system or on such stock exchange or exchanges on the applicable date or, if no sale of such Stock shall have occurred on that date, the next preceding date on which there was such a reported sale; or

                    (b) If the Stock is not so reported in the national market system or listed upon an exchange, the mean between the "bid" and "asked" prices quoted by a recognized specialist in the Stock on the applicable date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or

                    (c) If the Stock is not publicly traded as of the applicable date, the Fair Market Value of the Stock on the applicable date as determined by the Committee by applying principals of valuation, and the Committee shall have full authority and discretion in establishing the Fair Market Value.

2.11 "Fiscal Year" means the twelve (12) month period beginning on July 1 and ending on June 30 of each year.


2.12 "Incentive Stock Option" means an option to purchase Stock awarded to a Participant under Article VI of this Plan that qualifies as an Incentive Stock Option within the meaning of Internal Revenue Code
          Section 422.

2.13 "Incumbent Director" means an Outside Director who was serving as a member of the Board on September 14, 1992.

2.14 "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

2.15 "Market Value Threshold" means the first date following the September 14, 1992, upon which the average of the closing price of a share of Stock for thirty (30) consecutive trading days equals or exceeds $15.00, subject to adjustment pursuant to Section 4.03 of the Plan; provided, however, that in the event of a sale of substantially all of the Corporation's assets or in the event of a merger, consolidation, exchange, reorganization, liquidation, divestiture (including a spin-off) or similar transaction in which the shareholders of the Corporation have the opportunity to receive consideration having a value of at least $15.00 per share of Stock, the Market Value Threshold shall be deemed to be satisfied upon the date that such transaction becomes effective.


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2.16      "New Director"  means an Outside  Director who becomes a member of the
          Board on or after the Effective Date of the Plan.

2.17 "Nonqualified Stock Option" means an option to purchase Stock awarded to a Participant under Article VII or to an Outside Director under
          Article VIII of this Plan but which does not qualify as an Incentive Stock Option.

2.18 "Outside Director" means a member of the Board who is not an employee of the Corporation or any of its Affiliates.

2.19      "Parent"  means a  corporation  as defined in  Internal  Revenue  Code
          Section   424(e)   applying  such  Section   424(e)  by  treating  the
          Corporation as the employer corporation.

2.20 "Participant" means an Eligible Employee to whom an Award has been made under the Plan.

2.21 "Performance Goal" means, with respect to a Performance Unit Award, a specified initial or cumulative business or financial objective whether or not related to any equity security of the Corporation, the satisfaction of which shall be a condition precedent to the vesting of all or a portion of that Performance Unit Award.

2.22 "Performance Period" means, with respect to a Performance Unit Award, the designated period set forth in an Award Agreement over which the Performance Units may vest. Participants who receive a Performance Unit Award for any Performance Period shall be entitled to receive additional Performance Unit Awards for subsequent Performance Periods whether or not such Performance Periods overlap.

2.23 "Performance Unit" means a unit having a cash equivalent value determined by the Committee on the basis of achievement by the Corporation, by a specified Subsidiary, or by a specified operating unit within the Corporation or Subsidiary of business or financial objectives which shall be set forth in the terms of an Award Agreement and which may or may not be related to any equity security of the Corporation.

2.24 "Plan" means the Amended and Restated Health Risk Management, Inc. 1992 Long-Term Incentive Plan, as set forth herein, as the same may be from time to time amended.

2.25      "Restricted   Stock  Award"  means  shares  of  Stock   awarded  to  a
          Participant under Article IX of this Plan.

2.26 "Section 16(b) Participant" means a Participant who is subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934, or its successor, as amended.

2.27 "Stock" means the Corporation's Common Stock, par value $0.01 per share.

2.28      "Subsidiary"  means a corporation as defined in Internal  Revenue Code
          Section   424(f)   applying  such  Section   424(f)  by  treating  the
          Corporation as the employer corporation.

2.29 "Subsidiary Board" means, at any particular time, the then duly elected and acting directors of any Subsidiary of the Corporation.

2.30      "Subsidiary Director" means a member of any Subsidiary Board.



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                          ARTICLE III - ADMINISTRATION


3.01 Administration. Except for those matters expressly reserved to the Board pursuant to any provisions of the Plan, and except for all matters relating to the grant of Nonqualified Stock Options to Outside Directors and Subsidiary Directors pursuant to Article VIII, the Committee shall have full responsibility for administration of the Plan, which responsibility shall include, but shall not be limited to, the following:

                    (a) The Committee shall review and approve any and all Awards to be made to Eligible Employees recommended by the management of the Corporation or its Subsidiaries in accordance with and subject to the provisions of the Plan;

                    (b) The Committee shall, subject to the provisions of the Plan, establish, adopt and revise such rules and procedures for administering the Plan, shall prescribe the form of the Award Agreements (which may vary from Participant to Participant) evidencing each Award, and shall make all other determinations as it may deem necessary or advisable for the administration of the Plan;

                    (c) With the exception of the Nonqualified Stock Options granted to Outside Directors and Subsidiary Directors pursuant to Article VIII, the Committee shall, subject to the provisions of the Plan, determine the number and type of Awards and all terms and conditions that shall apply to such Awards, including, but not limited to, the Performance Goals, the Performance Period and the formula for the valuation of Performance Units in connection with the Performance Unit Awards. The Committee may, in its discretion, consider the recommendations of the management of the Corporation or its Subsidiaries when determining such terms and conditions for such Awards.

                    (d) The Committee shall have the exclusive authority to interpret the provisions of the Plan, and each such interpretation or determination shall be conclusive and binding for all purposes and on all persons, including, but not limited to, the Corporation and its Subsidiaries, the stockholders of the Corporation and its Subsidiaries, the Committee and each of its members thereof, the directors, officers and employees of the
                              Corporation   and   its   Subsidiaries,   and  the
                              Participants        and       the       respective
                              successors-in-interest of all of the foregoing;

                    (e) The Committee shall keep minutes of its meetings regarding the Plan and shall provide copies to the Board.


3.02 Options Granted to Directors. The Board shall have full responsibility for administering all matters relating to the grant of any Nonqualified Stock Options to Outside Directors and Subsidiary Directors pursuant to Article VIII of this Plan.


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                       ARTICLE IV - STOCK SUBJECT TO PLAN

4.01 Number. Subject to the approval of the Corporation's shareholders, the total number of shares of Stock available for grants to Participants directly or indirectly under all forms of Awards under the Plan shall not exceed Eight Hundred Thousand (800,000) shares, except to the extent adjustments are made pursuant to Section 4.03 of the Plan. Shares of Stock to be awarded may be either treasury or authorized but unissued shares. If the shareholders do not approve the reservation of Eight Hundred Thousand (800,000) shares of Stock for Awards under the Plan, the number of shares of Stock available under the Plan shall remain at Four Hundred Thousand (400,000) shares, which was the number of shares of Stock originally reserved under the Plan as adopted by the Board on September 14, 1992, and approved by the shareholders on November 19, 1992.

4.02 Unused Shares. In the event a Restricted Stock Award, an Incentive Stock Option Award or a Nonqualified Stock Option Award granted under the Plan for any reason expires or is terminated prior to the exercise thereof, the shares of Stock allocable to the unexercised portion of such Restricted Stock Award, Incentive Stock Option or Nonqualified Stock Option shall continue to become available for grants of Restricted Stock Awards, Incentive Stock Options or Nonqualified Stock Options under the Plan.

4.03 Capital Adjustments. In the event of an increase or decrease in the number of shares of Stock or in the event the Stock is changed into or exchanged for a different number or kind of shares of stock or other securities of the Corporation or of another corporation by reason of a reorganization, merger, consolidation, divestiture (including a spin-off), liquidation, recapitalization, reclassification, stock dividend, stock split, combination of shares, rights offering or any other change in the corporate structure or shares of the Corporation, the Board (or, if the Corporation is not the surviving corporation in any such transaction, the board of directors of the surviving corporation), in its sole discretion, shall adjust the number and kind of securities subject to and reserved under the Plan and, to prevent the dilution or enlargement of rights of Participants, Subsidiary Directors and Outside Directors, shall adjust the number and kind of securities subject to outstanding Awards and, where applicable, the option price per share for such securities. Additional shares which may be credited to such outstanding Awards shall be subject to the same restrictions that apply to the securities with respect to which the adjustment relates.

          Notwithstanding the foregoing or any other provision in this Plan to the contrary, and subject to Section 11.04 of Article XI, in the event of a sale by the Corporation of substantially all of its assets and the consequent discontinuance of its business or in the event of a merger, consolidation, exchange, reorganization, reclassification, extraordinary dividend, divestiture (including a spin-off) or liquidation of the Corporation (collectively referred to as a "transaction') after which the Corporation is not the surviving corporation, the Board may, in connection with the Board's adoption of the plan for such transaction, in its sole discretion, provide for one or more of the following:


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                    (a)       That all  outstanding  Incentive Stock Options and
                              Nonqualified    Stock    Options    shall   become
                              exercisable in full;

                    (b) That this Plan shall terminate and that all outstanding Incentive Stock Options and Nonqualified Stock Options not exercised prior to a date specified by the Board (which date shall give Participants, Outside Directors and Subsidiary Directors the right to exercise such Options prior to the effectiveness of the transaction) shall be canceled;

                    (c) That this Plan shall continue with respect to the exercise of Incentive Stock Options and Nonqualified Stock Options which were outstanding as of the date of the Board's adoption of the plan for such transaction and, if applicable, provide Participants, Outside Directors and Subsidiary Directors the right to exercise their respective Options as to an equivalent number of shares of stock of any corporation succeeding the Corporation by reason of such transaction;

                    (d) That Participants, Outside Directors and Subsidiary Directors holding outstanding Incentive Stock Options and Nonqualified Stock Options shall receive, with respect to each share of Stock subject to such Options, as of the effective date of any such transaction, cash in an amount equal to the excess of the Fair Market Value of such Stock on the date immediately preceding the effective date of such transaction over the option price per share of such Options; provided that the Board may, in lieu of such cash payment, distribution to such Participants, Outside Directors and Subsidiary Directors shares of Stock of the Corporation or shares of stock of any corporation succeeding the Corporation by reason of such transaction, such shares having a value equal to the cash payment provided by this Section 4.03(d);

                    (e) That all restrictions on the transferability of shares subject to Restricted Stock Awards shall lapse;

                    (f) That, to the extent Performance Units granted under Article X have vested prior to the effective date of the transaction as the Committee, in its sole discretion, shall determine, Participants shall receive payment for the value of such Performance Units as provided in Sections 10.03 and 10.04.

          provided, however, that the Board may restrict the rights of, or the applicability of this Section 4.03 to Section 16(b) Participants, Outside Directors and Subsidiary Directors to the extent necessary to comply with the requirements of Section 16(b), or any successor provision, of the Securities Exchange Act of 1934, as amended. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

                            ARTICLE V - PARTICIPATION


5.01 Participants. Participants in the Plan shall be those Eligible Employees who, in the judgment of the Committee, following recommendation by management of the Corporation or its Subsidiaries, have performed, are performing or during the period of their Award will perform, vital services in the management, operation and development of the Corporation or its Subsidiaries, and have significantly contributed, are significantly contributing or are expected to significantly contribute to the achievement of long-term corporate objectives. Participants may be granted from time to time one or more Restricted Stock Awards, Performance Units, Incentive Stock Options, or Nonqualified Stock Options; provided, however, that the grant of each Award shall be separately approved by the Committee; and, provided further, that the receipt of one such Award shall not result in the automatic receipt of any other Award. Upon determination by the Committee that an Award is to be granted to a Participant, an Award Agreement shall be executed by the Corporation and by such Participant, specifying the terms, conditions, rights and duties related thereto.

5.02      Directors.   Outside  Directors  and  Subsidiary  Directors  shall  be
          eligible for grants of Nonqualified Stock Options pursuant to the provisions of Article VIII.


                      ARTICLE VI - INCENTIVE STOCK OPTIONS


6.01 Grant of Incentive Stock Options. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by management of the Corporation or its Subsidiaries, the Eligible
          Employees to whom Incentive Stock Options shall be granted. The Committee shall determine the number of shares to be subject to each Incentive Stock Option, the time at which such Option shall be granted, whether such Option shall be granted in exchange for the cancellation and termination of a previously granted Incentive Stock Option under the Plan or otherwise, the extent to which an Incentive Stock Option may be exercisable upon the Participant's termination of employment, which may differ depending upon the reason for such termination, the manner in which an Incentive Stock Option may be exercised and the form of the Award Agreement that shall evidence each Incentive Stock Option. Except as otherwise provided in this Article VI, the Committee shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant and which may contain such limitations and restrictions as shall be necessary to ensure that such Option will be considered an Incentive Stock Option as defined in Internal Revenue Code Section 422 or to conform to any change therein. Each Participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Incentive Stock Option.

6.02 Option Price. To the extent required to qualify the Option as an Incentive Stock Option under Internal Revenue Code Section 422, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Stock as of the Date of Grant except that, if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its Affiliate, the option price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value of one share of Stock as of the Date of Grant.

6.03      Duration and Exercise of Options.

                    (a) Duration of Incentive Stock Options. The period during which an Incentive Stock Option granted under the Plan may be exercised shall be established by the Committee, and shall be set forth in the Award Agreement, but in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the Date of Grant; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its Affiliate, the Incentive Stock Option shall be exercisable during a period of not more than five
                              (5) years after the Date of Grant.

                    (b)       Exercisability of Incentive Stock Options.

                              (1) The Committee shall have discretion to determine when an Incentive Stock Option becomes exercisable and may provide that the Incentive Stock Option shall become exercisable in installments. If the Participant does not purchase in any year the full number of shares which the Participant is entitled to purchase in that year, the Participant may, if provided in the Award Agreement, purchase in any subsequent year such previously unpurchased shares in addition to those that the Participant is otherwise entitled to purchase.

                              (2) In the event an Incentive Stock Option is immediately exercisable at the Date of Grant, the manner of exercising such Option in the event it is not immediately exercised in full shall be specified in the Award Agreement.

                              (3) The Committee may accelerate the exercise date of any Incentive Stock Option which is not immediately exercisable at the Date of Grant as the Committee, in its discretion, deems advisable.

                              (4) The Award Agreement shall set forth all provisions relating to the exercisability of Incentive Stock Options.

6.04 Payment of Option Price. Upon the exercise of any Incentive Stock Option granted pursuant to this Plan, the purchase price for such shares of Stock subject to such Option shall be paid in cash unless the Committee, in its sole discretion and subject to any applicable rules or regulations it may adopt, allows such payment to be made, in whole or in part, by the transfer from the Participant to the Corporation of previously acquired shares of Stock. Any Stock so transferred shall be valued at Fair Market Value on the day immediately preceding the effective exercise of the Incentive Stock Option. For purposes of this Section 6.04, "previously acquired shares of Stock" shall include shares of Stock that are already owned by the Participant at the time of exercise.

6.05 Rights as a Shareholder. The Participant shall have no rights as a shareholder with respect to any shares of Stock subject to an Incentive Stock Option until the Participant becomes the holder of record of such shares. Except as provided in Section 4.03, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Participant becomes the holder of record of such shares of Stock.


                    ARTICLE VII - NONQUALIFIED STOCK OPTIONS


7.01 Grant of Nonqualified Stock Options. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by management of the Corporation or its Subsidiaries, the Eligible Employees to whom Nonqualified Stock Options shall be granted under this Article VII. The Committee shall determine the number of shares to be subject to each Nonqualified Stock Option, the time at which such Option shall be granted, whether such Option shall be granted in exchange for the cancellation and termination of a previously granted Nonqualified Stock Option under the Plan or otherwise, the extent to which a Nonqualified Stock Option may be exercisable upon the Participant's termination of employment, which may differ depending upon the reason for such termination, the manner in which a Nonqualified Stock Option may be exercised and the form of the Award Agreement that shall evidence each Nonqualified Stock Option. Except as otherwise provided in this Article VII, the Committee shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant. Each Participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Nonqualified Stock Option.

7.02 Option Price. Unless otherwise determined by the Committee, the option price per share shall not be less than one hundred percent (100%) of the Fair Market Value of one share of Stock as of the Date of Grant.

7.03      Duration and Exercise of Options.

                    (a) Duration of Nonqualified Stock Options. The period during which a Nonqualified Stock Option granted under the Plan may be exercised shall be established by the Committee, and shall be set forth in the Award Agreement, but in no event shall any Nonqualified Stock Option be exercisable during a term of more than ten (10) years after the Date of Grant.

                    (b)       Exercisability of Nonqualified Stock Options.

                              (1) The Committee shall have discretion to determine when a Nonqualified Stock Option becomes exercisable and may provide that the Nonqualified Stock Option shall become exercisable in installments. If the Participant does not purchase in any year the full number of shares which the Participant is entitled to purchase in that year, the
                                        Participant  may,  if  provided  in  the
                                        Award   Agreement,   purchase   in   any
                                        subsequent    year    such    previously
                                        unpurchased  shares in addition to those
                                        that  the   Participant   is   otherwise
                                        entitled to purchase.

                              (2) In the event a Nonqualified Stock Option is immediately exercisable at the Date of Grant, the manner of exercising such Option in the event it is not immediately exercised in full shall be specified in the Award Agreement.

                              (3) The Committee may accelerate the exercise date of any Nonqualified Stock Option which is not immediately exercisable at the Date of Grant as the Committee, in its discretion, deems advisable.

                              (4) The Award Agreement shall set forth all provisions relating to the exercisability of Nonqualified Stock Options.

7.04 Payment of Option Price. Upon the exercise of any Nonqualified Stock Option granted pursuant to this Plan, the purchase price for such shares of Stock subject to such Option shall be paid in cash unless the Committee, in its sole discretion and subject to any applicable rules or regulations it may adopt, allows such payment to be made, in whole or in part, by the transfer from the Participant to the Corporation of previously acquired shares of Stock. Any Stock so transferred shall be valued at Fair Market Value on the day immediately preceding the effective exercise of the Nonqualified Stock Option. For purposes of this Section 7.04, "previously acquired shares of Stock" shall include shares of Stock that are already owned by the Participant at the time of exercise.

7.05 Rights as a Shareholder. The Participant shall have no rights as a shareholder with respect to any shares of Stock subject to a Nonqualified Option until the Participant becomes the holder of record of such shares. Except as provided in Section 4.03, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Participant becomes the holder of record of such shares of Stock.

                    ARTICLE VIII - NONQUALIFIED STOCK OPTIONS
                                  FOR DIRECTORS

8.01      Grant of Nonqualified Stock Options.

                    (a) In accordance with the provisions of the Plan, the Board shall determine the Outside Directors and Subsidiary Directors to whom Nonqualified Stock Options shall be granted under this Article VIII. The Board shall determine the number of shares of Stock to be subject to each Nonqualified Stock Option, the time at which such Option shall be granted, whether such Option shall be granted in exchange for the cancellation and termination of a previously granted Nonqualified Stock Option under the Plan or otherwise, the extent to which a Nonqualified Stock Option may be exercisable upon the Outside Director's or Subsidiary Director's termination of membership on the Board, which may differ depending on the reason for such termination, the manner in which a Nonqualified Stock Option may be exercised and the form of the Award Agreement that shall evidence each Nonqualified Stock Option. Except as otherwise provided in this Article VIII, the Board shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Outside Director to Outside Director and from Subsidiary Director to Subsidiary Director. Each Outside Director or Subsidiary Director shall enter into an Award Agreement with the Corporation with respect to the grant of each Nonqualified Stock Option.

                              In addition to the foregoing discretionary grants, each Outside Director and Subsidiary Director shall automatically be granted Nonqualified Stock Options as provided in Sections 8.01(b) and 8.01(c).

                    (b)       Initial Grants.

                              (1) On September 14, 1992, each Incumbent Director was granted a Nonqualified Stock Option to purchase three thousand eight hundred (3,800) shares of stock, Such Option shall remain subject to the terms and conditions of this Plan.

                              (2) Each New Director who first becomes elected to the Board on or after September 14, 1992, shall be granted a Nonqualified Stock Option to purchase three thousand eight hundred (3,800) shares of Stock on the date of such election.

                    (c)       Annual Grants.

                              (1) If an Outside Director receives an initial grant pursuant to Section 8.01(b) during the first six (6) months of a Fiscal Year, the Outside Director shall be granted a Nonqualified Stock Option to purchase one thousand nine hundred (1,900) shares of Stock on the last day of the Fiscal Year in which the Outside Director received such initial grant and on the last day of each Fiscal Year thereafter during which the Outside Director continues to serve on the Board.

                              (2) If an Outside Director receives an initial grant pursuant to Section 8.01(b) during the last six (6) months of a Fiscal Year, the Outside Director shall be granted a Nonqualified Stock Option to purchase one thousand nine hundred (1,900) shares of Stock on the last day of the Fiscal Year immediately following the Fiscal Year in which the Outside Director received such initial grant and on the last day of each Fiscal Year thereafter during which the Outside Director continues to serve on the Board.

                              (3) An Outside Director or a Subsidiary Director may elect in writing to receive a Nonqualified Stock Option in lieu of all or any portion of the cash fees for which the Outside Director or Subsidiary Director may be entitled to receive payment following the date of such election, whether in the form of an annual retainer or in the form of fees for attending or chairing meetings of the  Board  or  Subsidiary  Board or any
                                        committee to which the Outside  Director
                                        or   Subsidiary    Director   has   been
                                        appointed,  and which would otherwise be
                                        payable  to  the  Outside   Director  or
                                        Subsidiary  Director  during  the Fiscal
                                        Year for which  such  election  has been
                                        made.  The  number of shares  subject to
                                        such Nonqualified  Stock Option shall be
                                        determined  by dividing the total dollar
                                        amount  subject  to the  election  by an
                                        amount  equal  to  twenty-five   percent
                                        (25%)  of the Fair  Market  Value of the
                                        Stock of the  Corporation as of the Date
                                        of Grant.  For  purposes of this Section
                                        8.01(c)(3), the "Date of Grant" shall be
                                        the  last  day of the  Fiscal  Year  for
                                        which  the   election   has  been  made.
                                        Beginning  with the 1998 Fiscal Year, an
                                        election  by  an  Outside   Director  or
                                        Subsidiary   Director   to   receive   a
                                        Nonqualified Stock Option pursuant to this Section 8.01(c)(3) may be made at any time prior to the Date of Grant on a form prescribed by the Board.

8.02      Option Price.

                    (a) The option price per share for all Nonqualified Stock Options granted pursuant to Sections 8.01(b), 8.01(c)(1) and 8.01(c)(2) shall be one hundred percent (100%) of the Fair Market Value of one share of Stock as of the Date of Grant.

                    (b) The option price per share for all Nonqualified Stock Options granted pursuant to Section 8.01(c)(3) shall be seventy-five percent (75%) of the Fair Market Value of one share of Stock as of the Date of Grant.

8.03      Duration and Exercise of Options.

                    (a) Duration of Options. Unless otherwise determined by the Board and specified in the Award Agreement, the period during which any Nonqualified Stock Option granted to Outside Directors or Subsidiary Directors under this Article VIII may be exercised shall be five (5) years after the Date of Grant.

                    (b)       Exercisability of Nonqualified Stock Options.

                              (1) Unless otherwise determined by the Board and specified in the Award Agreement, all Nonqualified Stock Options granted to Outside Directors or Subsidiary Directors pursuant to Section 8.01 shall become exercisable with respect to one-third of the shares subject to the Nonqualified Stock Options on each of the three succeeding anniversaries of the Date of Grant; provided, however, that the Outside Director or the Subsidiary Director shall not be entitled to exercise any portion of such Nonqualified Stock Option that has become exercisable until the Market Value Threshold has been satisfied.

                              (2) If the Outside Director does not purchase in any year the full number of shares which the Outside Director is entitled to purchase in that year, the Outside Director shall be entitled to purchase in any subsequent year such previously unpurchased shares in addition to those shares the Outside Director is otherwise entitled to purchase.

                              (3) In the event a Nonqualified Stock Option is immediately exercisable at the Date of Grant, the manner of exercising such Option in the event it is not immediately exercised in full shall be specified in the Award Agreement.

                              (4) The Board may accelerate the exercise date of any Nonqualified Stock Option which is not immediately exercisable at the Date of Grant as the Board, in its discretion, deems advisable.

                              (5) The Award Agreement shall set forth all provisions relating to the exercisability of Nonqualified Stock Options.

8.04 Manner of Option Exercise. A Nonqualified Stock Option may be exercised by an Outside Director or a Subsidiary Director in whole or in part, subject to the conditions of this Plan and subject to such other administrative rules as the Board may deem advisable, by delivering to the principal office of the Corporation written notice of the number of whole shares with respect to which the Nonqualified Stock Option is being exercised and by paying the purchase price for such shares in full. The exercise of the Nonqualified Stock Option shall be deemed effective upon receipt of such notice by the Corporation and upon payment that complies with the terms of this Plan. As soon as practicable after the effective exercise of the Nonqualified Stock Option, the Outside Director or Subsidiary Director shall be recorded on the stock transfer books of the Corporation as the owner of the shares purchased and the Corporation shall deliver to the Outside Director or Subsidiary Director one or more duly issued stock certificates evidencing such ownership.

8.05 Payment of Option Price. Upon the exercise of any Nonqualified Stock Option granted to an Outside Director or Subsidiary Director pursuant to this Article VIII, the purchase price for such shares of Stock subject to such Option shall be paid in cash unless the Board, in its sole discretion and subject to any applicable rules or regulations it may adopt, allows such payment to be made, in whole or in part, by the transfer from the Outside Director or Subsidiary Director to the
          Corporation of previously acquired shares of Stock. Any Stock so transferred shall be valued at Fair Market Value on the day immediately preceding the effective exercise of the Nonqualified Stock Option. For purposes of this Section 8.05, "previously acquired shares of Stock" shall include shares of Stock that are already owned by the Outside Director or Subsidiary Director at the time of exercise.

8.06 Rights as a Shareholder. The Outside Director or Subsidiary Director shall have no rights as a shareholder with respect to any shares of Stock subject to a Nonqualified Stock Option until the Outside Director or Subsidiary Director becomes the holder of record of such shares. Except as provided in Section 4.03, no adjustments shall be made for dividends or other cash distributions or for other rights that have a record date preceding the date the Outside Director or Subsidiary Director becomes the holder of record of such shares of Stock.

8.07 Termination of Status as a Director. Unless otherwise determined by the Board and specified in the Award Agreement, in the event that an Outside Director's membership on the Board or a Subsidiary Director's membership on the Subsidiary Board terminates, the following provisions shall apply:

                    (a) If the Outside Director's membership on the Board or the Subsidiary Director's membership on the Subsidiary Board terminates for any reason other than the Outside Director's or Subsidiary Director's death or disability, the Outside Director or Subsidiary Director shall be entitled to exercise any Nonqualified Stock Option granted to such Outside Director or Subsidiary Director pursuant to this Article VIII to the extent such Option was exercisable as of the date of such termination for a period of three (3) months following the date of such termination unless such Option, by its terms, expires before the end of such three-month period; provided, however, that the Outside Director or Subsidiary Director shall not be entitled to exercise any Nonqualified Stock Option pursuant to this Section 8.07(a) unless, prior to the expiration of the exercise period specified herein, the Market Value Threshold has been satisfied. To the extent that the Nonqualified Stock Option is not exercisable as of the date the Outside Director's membership on the Board or the Subsidiary Director's membership on the Subsidiary Board terminates for any reason other than death or disability, or to the extent the Outside Director or Subsidiary Director does not exercise such Option within the period specified in this Section 8.07(a), all rights of the Outside Director or Subsidiary Director under such Option shall be forfeited.

                    (b) If the Outside Director's membership on the Board or the Subsidiary Director's membership on the Subsidiary Board terminates because of disability, the Outside Director or Subsidiary Director shall be entitled to exercise any Nonqualified Stock Option to the extent such Option was exercisable as of the date the Outside Director's membership on the Board or the Subsidiary Director's membership on the Subsidiary Board is terminated by reason of disability for a period of twelve
                              (12) months following the date of such termination unless such Option, by its terms, expires before the end of such twelve-month period; provided, however, that the Outside Director or Subsidiary Director shall not be entitled to exercise any Nonqualified Stock Option pursuant to this Section 8.07(b) unless, prior to the expiration of the exercise period specified herein, the Market Value Threshold has been satisfied. To the extent that such Option was not exercisable as of the date the Outside Director's membership on the Board or the Subsidiary Director's membership on the Subsidiary Board terminates because of disability, or if the Outside Director or Subsidiary Director does not exercise the Nonqualified Stock Option within the twelve-month period specified in this Section 8.07(b), all rights of the Outside Director or Subsidiary Director under such Option shall be forfeited. For purposes of this Section 8.07(b), "disability" shall mean a mental or physical condition of the Outside Director or Subsidiary Director resulting from illness, injury or disease which, as determined by the Board, causes the Outside Director to resign from the Board or the Subsidiary Director to resign from the Subsidiary Board and is reasonably expected to be of long and indefinite duration or result in death.

                    (c) If the Outside Director or Subsidiary Director dies (i) while a member of the Board or Subsidiary Board, (ii) within the three (3) months following the termination of the Outside Director's membership on the Board or the termination of the Subsidiary Director's membership on the Subsidiary Board in the case of Section 8.07(a) above, or
                              (iii) within the twelve (12) months following the termination of the Outside Director's membership on the Board or the termination of the Subsidiary Director's membership on the Subsidiary Board in the case of Section 8.07(b) above, any Nonqualified Stock Option granted to such Outside Director or Subsidiary Director shall become immediately exercisable in full and may be exercised by the Outside Director's or Subsidiary Director's estate or any person who acquired the right to exercise any Nonqualified Stock Option granted to such Outside Director or Subsidiary Director pursuant to this Article VIII by bequest or inheritance until the date such Option expires as specified in Section 8.03(a) above. Notwithstanding the foregoing, the Outside Director's or Subsidiary Director's estate or any person who acquired the right to exercise such Nonqualified Stock Option by bequest or inheritance shall not be entitled to exercise any portion of such Option pursuant to this Section 8.07(c) unless, prior to the expiration of the exercise period specified herein, the Market Value Threshold has been satisfied.

8.08 Investment Purpose. The Corporation shall require, as a condition to the grant and exercise of any Nonqualified Stock Option pursuant to this Article VIII, that any Stock acquired pursuant to such Nonqualified Stock Option shall be acquired only for investment if, in the opinion of counsel for the Corporation, such condition is required or deemed advisable under securities laws or any other applicable law, regulation or rule of any government or governmental agency. In this regard, if requested by the Corporation, the Outside Director or Subsidiary Director, prior to the acquisition of any shares of Stock pursuant to any Nonqualified Stock Option, shall execute an investment letter to the effect that the Outside Director or Subsidiary Director is acquiring shares of Stock pursuant to such Option for investment purposes only and not with the intention of making any distribution of such shares and will not dispose of the shares in violation of the applicable federal and state securities laws.


                      ARTICLE IX - RESTRICTED STOCK AWARDS


9.01 Grant of Restricted Stock Awards. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by management of the Corporation or its Subsidiaries, the Eligible Employees to whom Restricted Stock Awards shall be granted, shall determine the number of shares to be subject to each Restricted Stock Award, the time at which the Restricted Stock Award is to be granted, the manner in which restrictions on the transferability of shares of Stock represented by the Restricted Stock Award will lapse including the extent to which such restrictions may lapse upon the Participant's termination of employment, which may differ depending upon the reason for such termination, subject to the provisions of Section 9.03, and such other provisions of the Restricted Stock Award as the Committee may deem necessary or desirable. The Committee shall determine the form of Award Agreement that shall evidence each Restricted Stock Award and shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant. Each participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Restricted Stock Award.

9.02 Restrictions on Transfer. The shares of Stock awarded pursuant to a Restricted Stock Award shall be subject to the following restrictions:

                    (a) No such share of Stock may be sold, transferred, assigned, pledged, encumbered or otherwise alienated or hypothecated unless and only to the extent that restrictions shall have lapsed in accordance with the Plan and the Award Agreement.

                    (b) Upon the grant of a Restricted Stock Award, the Corporation shall cause to be issued stock certificates representing the shares subject to such Restricted Stock Award in the Participant's name. The Corporation shall hold such stock certificates until the restrictions set forth in
                              Section 9.02(a) lapse in accordance with the Plan and the Award Agreement. Once the restrictions have lapsed with respect to all or part of the shares subject to the Restricted Stock Award, such stock certificates shall be distributed to the Participant.

                    (d) Notwithstanding the provisions of Section 9.02(b), and subject to any terms, conditions or other restrictions set forth in the Award Agreement, a Participant receiving a Restricted Stock Award shall, as of the Date of Grant, have the right to vote such shares of Stock and to receive dividends and other distributions made with respect to such shares, but the Participant shall not, unless otherwise determined by the Committee, have any other rights as a shareholder. The terms, conditions and restrictions set forth in the Award Agreement shall also apply to any additional shares of Stock received by a Participant as the result of any dividend paid on the shares of Stock subject to the Restricted Stock Award or as the result of any stock split, stock distribution or combination of shares that affects the shares of Stock subject to the Restricted Stock Award.

9.03 Lapsing of Restrictions. The Committee shall have the discretion to determine the times and extent to which restrictions on the transferability of shares under each Restricted Stock Award shall lapse, and the Award Agreement shall set forth all provisions relating to the lapsing of such restrictions.

9.04 Modification of Lapsing Schedule. The Committee may, in its sole discretion, modify the rate at which restrictions on transferability of shares under a Restricted Stock Award shall lapse. Any such modification shall apply only to those shares of Stock which are restricted as of the effective date of the modification, and shall be reflected in a resolution adopted by the Committee and, if deemed appropriate by the Committee, in an amendment to any Award Agreement with respect to which it applies.

                          ARTICLE X - PERFORMANCE UNITS


10.01 Grant of Performance Units. In accordance with the provisions of the Plan, the Committee shall approve, following recommendation by the management of the Corporation or its Subsidiary, the Eligible Employees to whom Performance Unit Awards shall be granted, and shall determine the number of Performance Units to be subject to each Performance Unit Award, the time at which such Performance Unit Award shall be granted, the extent to which Performance Units may vest upon the Participant's termination of employment, which may differ depending upon the reason for such termination, and such other provisions of the Performance Unit Award as the Committee may deem necessary or desirable. The Committee shall determine the form of Award Agreement that shall evidence each Performance Unit Award and shall determine the terms, conditions and other provisions of each Award Agreement, which may vary from Participant to Participant. Each Participant shall enter into an Award Agreement with the Corporation with respect to the grant of each Performance Unit Award.

10.02 Vesting of Performance Units. Each Performance Unit Award Agreement shall set forth:

                    (a) The Performance Period over which Performance Units may vest;

                    (b) The initial or cumulative Performance Goals which must be satisfied prior to vesting of any portion of the Performance Units represented by the Performance Unit Award. Unless otherwise determined by the Committee, such Performance goals shall, for purposes of valuing each Performance Unit under Section 10.03, include threshold, target and maximum levels.

                    (c) The vesting schedule with respect to the Performance Units, shall be determined by the Committee and shall depend upon the attainment of the initial or cumulative Performance Goals set forth in the Award Agreement.

10.03 Valuation of Performance Units. The dollar value of each Performance Unit that becomes vested and payable to a Participant pursuant to
          Section 10.02(c) shall be determined by the Committee in accordance with the formula set forth in the Award Agreement and in accordance with any corresponding initial or cumulative Performance Goals.

10.04 Payment of Performance Unit Awards. The value of Performance Units that have vested shall be paid to the Participant within thirty (30) calendar days after the Committee determines whether the applicable Performance Goals have been attained after the end of the Performance Period. Such payment may, at the discretion of the Committee, be made in cash, stock or any combination thereof. Any payment to be made to a Participant shall be subject to the applicable withholding requirements described in Section 15.06.

10.05 Amendment of Performance Unit Awards. The Committee may, at any time during a Performance Period, suspend, modify or terminate a Performance Unit Award upon the occurrence of any extraordinary event which substantially affects the Corporation or the Subsidiary, including, but not limited to, a merger, consolidation, exchange, divestiture (including a spin-off), reorganization or liquidation of the Corporation or Subsidiary or the sale by the Corporation or Subsidiary of substantially all of its assets and the consequent discontinuance of its business.

                         ARTICLE XI - CHANGE OF CONTROL

11.01     Definitions.   For  purposes  of  this   Article  XI,  the   following
          definitions shall apply:

                    (a)       "Change  of   Control"   shall  mean  any  of  the
                              following events:

                              (1) A merger or consolidation to which the Corporation is a party if the individuals and entities who were shareholders of the Corporation immediately prior to the effective date of such merger or consolidation have, immediately following the effective date of such merger or consolidation, beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of less than fifty percent (50%) of the total combined voting power of all classes of securities issued by the surviving corporation for the election of directors of the surviving corporation;

                              (2) The direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of
                                        1934) of securities  of the  Corporation
                                        representing,  in the aggregate,  twenty
                                        percent  (20%)  or  more  of  the  total
                                        combined  voting power of all classes of
                                        the   Corporation's   then   issued  and
                                        outstanding securities by any person or entity or by a group of associated persons or entities acting in concert;

                              (3) The sale of the properties and assets of the Corporation substantially as an entirety, to any person or entity which is not a wholly-owned subsidiary of the Corporation;

                              (4)       The   shareholders  of  the  Corporation
                                        approve any plan or proposal for the liquidation of the Corporation; or

                              (5) A change in the composition of the Board at any time during any consecutive twenty-four (24) month period such that the "Continuity Directors" cease for any reason to constitute at least a seventy percent (70%) majority of the Board. For purposes of this event, "Continuity Directors" means those members of the Board who either:

                                        (i)       were    directors    at    the
                                                  beginning of such  consecutive
                                                  twenty-four (24) month period;
                                                  or

                                        (ii)      were  elected  by,  or on  the
                                                  nomination  or  recommendation
                                                  of,  at  least  a   two-thirds
                                                  (2/3)    majority    of    the
                                                  then-existing     Board     of
                                                  Directors.

                    (b) "Change of Control Action" shall mean any payment (including any benefit or transfer of property) in the nature of compensation to or for the benefit of a Participant, Outside Director or Subsidiary Director under any arrangement which is considered to be contingent on a Change of Control for purposes of Internal Revenue Code Section 280G. As used in this definition, the term "arrangement" means any agreement between a Participant, Outside Director or Subsidiary Director and the Corporation or its Subsidiary and shall include, without limitation, any and all of the Corporation's or Subsidiary's salary, bonus, incentive, restricted stock, stock option, compensation or benefit plans, programs or arrangements and this Plan.

                    (c) "Change of Control Termination" shall mean, with respect to a Participant, Outside Director or Subsidiary Director, any of the following events occurring within two (2) years after a Change of
                              Control:

                              (1) The termination of the Participant's employment by the Corporation or its Subsidiary for any reason, with or without cause, except for conduct by the Participant constituting (i) a felony involving moral turpitude under either federal law or the law of the state of the Corporation's incorporation or (ii) the Participant's willful failure to fulfill his employment duties with the Corporation or its Subsidiary; provided, however, that for purposes of this clause (ii), an act or failure to act by the Participant shall not be "willful" unless it is done, or omitted to be done, in bad faith and without any reasonable belief that the Participant's action or omission was in the best interests of the Corporation or its Subsidiary; or

                              (2) The termination of employment with the Corporation or its Subsidiary by the Participant for Good Reason.

                              With respect to an Outside Director or Subsidiary Director, "Change of Control Termination" shall mean the termination of the Outside Director's status as a member of the Board for any reason within two (2) years after a Change of Control.

                    (d) "Good Reason" shall mean a good faith determination by the Participant, in the Participant's sole and absolute judgment, that any one or more of the following events has occurred without the Participant's express written consent after a Change of Control:

                              (1) A change in the Participant's reporting responsibilities, titles or offices as in effect immediately prior to the Change of Control, or any removal of the Participant from or any failure to re-elect the Participant to any of such positions, which has the effect of
                                        diminishing      the       Participant's
                                        responsibility or authority;

                              (2) A reduction by the Corporation or its Subsidiary in the Participant's base salary as in effect immediately prior to the Change of Control or as the same may be increased from time to time thereafter;

                              (3) A requirement imposed by the Corporation or its Subsidiary on the Participant that results in the Participant being based at a location that is outside of a twenty-five (25) radius mile of the Participant's job location at the time of the Change of Control;

                              (4) Without the adoption of a replacement plan, program or arrangement that provides benefits to the Participant that are equal to or greater than those benefits that are discontinued or adversely affected:

                                        (a)       The failure by the Corporation
                                                  or  Subsidiary  to continue in
                                                  effect,   within  its  maximum
                                                  stated   term,   any  pension,
                                                  bonus,    incentive,     stock
                                                  ownership,  purchase,  option,
                                                  life    insurance,     health,
                                                  accident,  disability,  or any
                                                  other employee compensation or
                                                  benefit   plan,   program   or
                                                  arrangement,   in  which   the
                                                  Participant  is  participating
                                                  immediately  prior to a Change
                                                  of Control; or

                                        (b)       The  taking  of any  action by
                                                  the    Corporation    or   its
                                                  Subsidiary      that     would
                                                  adversely      affect      the
                                                  Participant's participation or
                                                  materially      reduce     the
                                                  Participant's  benefits  under
                                                  any of such plans, programs or
                                                  arrangements; or

                              (5) Any action by the Corporation or its Subsidiary that would materially adversely affect the physical conditions existing at the time of the Change of Control in or under which the
                                        Participant    performs   his   or   her
                                        employment duties; or

                              (6) If the Participant's primary employment duties are with a Subsidiary of the Corporation, the sale, merger, contribution, transfer or any other transaction relating to the Corporation's ownership interest in such Subsidiary and which decreases such ownership interest below the level specified in Section 2.28; or

                              (7) Any material breach by the Corporation or its Subsidiary of any employment agreement between the Participant and the Corporation or its Subsidiary.

                              "Good Reason" shall not include the Participant's death or termination for any reason other than the events specified in clauses (1) through (7) above.

11.02 Acceleration of Vesting/Put Option. Subject to the "Limitation on Change of Control Compensation" contained in Section 11.03, in the event of a Change of Control Termination of a Participant, Outside Director or Subsidiary Director, and without further action of the Board, the Committee or otherwise:

                    (a) Each Incentive Stock Option or Nonqualified Stock Option granted to such Participant, Outside Director or Subsidiary Director pursuant to this Plan shall become immediately exercisable in full, any restrictions that may apply to the exercisability of the Incentive Stock Option or Nonqualified Stock Option, including but not limited to the Market Value Threshold if applicable, shall be deemed to be satisfied (notwithstanding any provision in the Plan or the Award Agreement to the contrary), and the Incentive Stock Option or Nonqualified Stock Option shall remain exercisable until the expiration of such Option;

                    (b) All restrictions on the transferability of shares of Stock subject to each Restricted Stock Award granted to such Participant shall immediately lapse and be of no further force or effect;

                    (c) The value of all Performance Units awarded to such Participant shall immediately become payable, notwithstanding any provision in the Plan or Award Agreement to the contrary. For purposes of this
                              Section 11.02(c), the value of such Performance Units shall be calculated (i) by determining the value of such Performance Units pursuant to the formula set forth in the Award Agreement and assuming that the Company has achieved the target level of any Performance Goals relating to such Performance Units, and (ii) by multiplying the value determined in (i) by a fraction, the numerator of which shall be the number of days the Participant worked for the Corporation or its Subsidiary during the Performance Period relating to such Performance Units immediately prior to the Change in Control Termination, and the denominator of which shall be the number of days in such Performance Period.

                    (d) Within thirty (30) days following the Change of Control Termination, the Participant may, by written election delivered to an officer of the Corporation, require the Corporation to purchase, within five (5) days following delivery of the election, the shares of the Participant's Stock with respect to which restrictions have lapsed in accordance with Section 11.02(b), at a price equal to the Fair Market Value of such shares of Stock on the day prior to the Change of Control; provided, however, that if a Participant is a
                              Section 16(b) Participant and if the Change of Control Termination occurs within the six (6) month period following the later of the Participant's most recent purchase of Stock which is subject to Section 16(b) of the 1934 Act or the grant of the applicable Restricted Stock Award, then, to the extent necessary to comply with Rule 16b-3, as amended, the Participant shall be entitled to deliver the written election specified herein within thirty (30) days following the expiration of such six-month period, and the thirty-five (35) day period referenced in clause
                              Section 11.02(e) shall commence upon the expiration of such six-month period. For purposes of this Section 11.02(d), a "purchase of Stock which is subject to Section 16(b) of the 1934 Act" shall, to the extent provided by Section 16(b) of the Securities and Exchange Act of 1934 and the General Rules and Regulations issued thereunder, include the establishment of or increase in a call equivalent position or the liquidation of or decrease in a put equivalent position with respect to such Stock.

                    (e) To the extent a Participant has not sold shares of Stock to the Corporation pursuant to Section 11.02(d), certificates for such shares of Stock, with no restrictive language, shall be delivered to the Participant within thirty-five (35) days following the Change of Control Termination.

11.03 Limitation on Change of Control Compensation. A Participant, Outside Director or Subsidiary Director shall not be entitled to receive any Change of Control Action which would, with respect to the Participant, constitute a "parachute payment" for purposes of Internal Revenue Code
          Section 280G. In the event any Change of Control Action would, with respect to the Participant, constitute a "parachute payment," the Participant shall have the right to designate those Change of Control Action(s) which would be reduced or eliminated so that the Participant will not receive a "parachute payment."

11.04 Limitations on Committee's and Board's Actions. Prior to a Change of Control, a Participant, Outside Director or Subsidiary Director shall have no rights under this Article XI, and the Board shall have the power and right, within its sole discretion, by a resolution adopted by a two-thirds (2/3) majority to rescind, modify or amend this
          Article XI without any consent of the Participant, Outside Director or Subsidiary Director. In all other cases, and notwithstanding the authority granted to the Committee or Board to exercise discretion in interpreting, administering, amending or terminating this Plan, neither the Committee nor the Board shall, following a Change of Control, have the power to exercise such authority or otherwise take any action which is inconsistent with the provisions of this Article XI.

          Notwithstanding anything in this Article XI to the contrary, the Board may restrict the rights of, or the applicability of this Article XI to, Section 16(b) Participants, Outside Directors or Subsidiary Directors to the extent necessary to comply with Section 16(b), or any successor provision, of the Securities Exchange Act of 1934, as amended.

           ARTICLE XII - RIGHTS OF ELIGIBLE EMPLOYEES AND PARTICIPANTS


12.01 Relationship to Employment. Nothing contained in the Plan, nor in any Award granted pursuant to the Plan, shall confer upon any Participant any right with respect to continuance of employment by the Corporation or its Subsidiaries, nor interfere in any way with the right of the Corporation or its Subsidiaries to terminate the Participant's employment at any time.

12.02 Nontransferability of Award. No Incentive Stock Options, Restricted Stock Awards or Performance Units shall be transferable, in whole or in part, by the Participant, either voluntarily or involuntarily, except by will or the laws of descent or distribution. If the Participant attempts to transfer an Incentive Stock Option, Restricted Stock Award or Performance Unit, or any portion of such Option, Award or Unit, such transfer shall be void and the Incentive Stock Option, Restricted Stock Award or Performance Unit shall terminate. An Incentive Stock Option shall be exercisable during the Participant's lifetime only by the Participant or by such Participant's guardian or other legal representative.

          Subject to the approval of the Committee, or, in the case of Outside Directors or Subsidiary Directors, subject to the approval of the Board, Nonqualified Stock Options granted under the Plan may be transferred, for no consideration, by the Participant, the Outside Director or Subsidiary Director to a member of the Participant's, Outside Director's or Subsidiary Director's immediate family, to a trust for the benefit of such family members or to a partnership in which such family members are the only partners. The family member to whom, or the trust or partnership to which, a Nonqualified Stock Option has been transferred shall not be permitted to subsequently transfer the Option, either voluntarily or involuntarily, unless such transfer is to another family member, trust or partnership which meets the requirements of this Section 12.02. No other transfers of Nonqualified Stock Options, in whole or in part, by the Participant, Outside Director or Subsidiary Director shall be permitted, voluntarily or involuntarily, except by will or the laws of descent and distribution. If the Participant, Outside Director or Subsidiary Director attempts to transfer a Nonqualified Stock Option, or any portion of such Option, in a manner not permitted by this Section 12.02, such transfer shall be void and the Nonqualified Stock Option shall terminate.


                    ARTICLE XIII - AMENDMENT OR MODIFICATION


13.01 Authority to Amend and Procedure. Subject to the provisions of Article XI, the Board or the Committee may, at any time and without further action on the part of the shareholders of the Corporation, terminate this Plan or make such amendments thereto as it deems advisable and in the best interests of the Corporation or its Subsidiaries; provided, however, that no such termination or amendment shall, without the consent of a Participant, Outside Director, or Subsidiary Director materially adversely affect or impair the right of a Participant, Outside Director or Subsidiary Director with respect to an Award already granted; and provided, further, that no amendment shall, either directly or indirectly:

                    (a) Materially increase the total number of shares of Stock that may be awarded under this Plan to all Participants, Outside Directors and Subsidiary Directors, except for adjustments described in
                              Section 4.03 of this Plan;

                    (b)       Materially   increase  the  benefits  accruing  to
                              Participants, Outside Directors and Subsidiary Directors under the Plan; or

                    (c)       Materially   modify   the   requirements   as   to
                              eligibility for participation in the Plan;

          without the approval of the shareholders of the Corporation, but only if such approval is required for compliance with the requirements of any applicable law or regulation. Furthermore, the Plan may not, without the approval of the shareholders of the Corporation, be amended in any manner that will cause Incentive Stock Options to fail to meet the requirements of Internal Revenue Code Section 422.


                ARTICLE XIV - EFFECTIVE DATE AND DURATION OF PLAN


14.01 Effective Date of Plan. The Plan shall be deemed effective upon its adoption by the Board, subject to the approval of Section 4.01 by the shareholders of the Corporation within twelve (12) months following the adoption of the Plan by the Board. If Section 4.01 of the Plan is not approved by the shareholders of the Corporation, all provisions of the Plan, including Section 4.01, as originally adopted on September 14, 1992, shall continue in full force and effect.

14.02 Duration of the Plan. Incentive Stock Options may be granted pursuant to this Plan from time to time during a period of ten (10) years from the Effective Date of the Plan. Nonqualified Stock Options, Restricted Stock Awards and Performance Unit Awards may be granted pursuant to this Plan from time to time after the Effective Date of the Plan and until the Plan is discontinued or terminated by the Board or the Committee.


                         ARTICLE XV - GENERAL PROVISIONS

15.01 Construction and Headings. The headings of the Articles, Sections and their subparts within the Plan are for convenience only and are not meant to be of substantive significance, and such headings shall not add to or detract from the meaning of such Article, Section or subpart.

15.02 Governing Law. The Plan and all rights and obligations thereunder shall be construed in accordance with and governed by the laws of the State of Minnesota, without regard to the conflict of laws provisions of any jurisdiction.

15.03 Successor and Assigns. This Plan shall be binding upon and inure to the benefit of the successors and assigns of the Corporation and its Subsidiaries, including, without limitation, whether by way of merger, consolidation, operation of law, assignment, purchase or other acquisition of substantially all of the assets or business of the Corporation or any of its Subsidiaries, and any and all such successors and assigns shall absolutely and unconditionally assume all of the Corporation's or the Subsidiary's obligations hereunder; provided, however, that this Section 15.03 shall not apply with respect to the successors or assigns of a Subsidiary in the event that, prior to a Change of Control, the Subsidiary is sold, merged, contributed or in any other manner transferred or for any other reason ceases to be a Subsidiary of the Corporation.

15.04 Survival of Provisions. The rights, remedies, agreements, obligations and covenants of the parties contained in or made pursuant to the Plan, any Award Agreement and any other notices or agreements in connection therewith, including, without limitation, any notice of exercise of an Incentive Stock Option or a Nonqualified Stock Option, shall survive the execution and delivery of such notices and agreements and shall survive the exercise of any Incentive Stock Option or Nonqualified Stock Option, the payment of such Option's exercise price and the delivery and receipt of the shares of Stock subject to such Option, and shall remain in full force and effect.

15.05 Absence of Liability of Directors and Committee Members. No member of the Board or of the Committee shall be liable, with respect to this Plan, for any act, whether by commission or omission, taken by any other member of the Board or the Committee, or by any officer, agent, or employee of the Corporation or its Subsidiaries, nor shall any member of the Board or the Committee be liable, except in circumstances involving such member's own bad faith, for anything done or omitted to be done by any person in connection with this Plan.

15.06     Withholding Taxes. The Corporation or its Subsidiaries is entitled to:

                    (a) Withhold and deduct from future wages of a Participant or from the cash portion of any Award, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to the Participant's exercise of a Nonqualified Stock Option, attributable to the lapse of restrictions on a Restricted Stock Award, attributable to the payment of any Performance Unit Award, or otherwise incurred with respect to any other provisions of the Plan; or

                    (b) Require the Participant promptly to remit the amount of such withholding tax obligations to the Corporation or the Subsidiary before acting on the Participant's notice of exercise of a Nonqualified Stock Option or before taking any further action with respect to the Nonqualified Stock Option or the issuance of any certificate with respect to any shares of stock awarded under a Restricted Stock Award or a Nonqualified Stock Option.

          Subject to such rules as the Committee may adopt, the Committee may, in its sole discretion, permit a Participant to satisfy such withholding tax obligations, in whole or in part, with shares of Stock of having an equivalent Fair Market Value or by electing to have the Corporation or Subsidiary withhold shares of Stock having an equivalent Fair Market Value and that are payable under an Award; provided, however, that if the Participant is a Section 16(b) Participant, such Participant must comply with the applicable provisions of Rule 16b-3 or its successor, as then in effect, of the General Rules and Regulations under the Securities and Exchange Act of 1934, as amended.